UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	September 26, 2011

ARMOUR Residential REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-33736	26-1908763
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3001 Ocean Drive, Suite 201, Vero Beach, Florida	32963
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(772) 617-4340

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.   Changes in Registrant’s Certifying Accountant.

(a)           On September 26, 2011, ARMOUR Residential REIT, Inc. (“ARMOUR”) dismissed EisnerAmper LLP (“EisnerAmper”) as ARMOUR's independent registered public accounting firm.  The Audit Committee of the Board of Directors of ARMOUR recommended and approved the decision to dismiss EisnerAmper.

EisnerAmper previously audited ARMOUR's consolidated financial statements for the fiscal years ended December 31, 2010 and December 31, 2009.  EisnerAmper's reports on the consolidated financial statements of ARMOUR for the fiscal years ended December 31, 2010 and December 31, 2009 did not contain an adverse opinion nor a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audits of ARMOUR’s financial statements for the fiscal years ended December 31, 2010 and December 31, 2009, and through the interim period ended September 26, 2011, ARMOUR has had no disagreement with EisnerAmper on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of EisnerAmper, would have caused EisnerAmper to make a reference to the subject matter of such disagreement in connection with its reports on the consolidated financial statements for the fiscal years ended December 31, 2010 and December 31, 2009.

A letter from EisnerAmper dated September 29, 2011 is attached as Exhibit 16.1 to this Form 8-K .

(b)           ARMOUR’s Audit Committee engaged Deloitte & Touche LLP (“Deloitte”) as the successor independent registered public accounting firm effective September 30, 2011.

Prior to engaging Deloitte, neither ARMOUR nor anyone acting on ARMOUR’s behalf consulted Deloitte regarding (a) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on ARMOUR’s financial statements, and no written or oral advice was provided that was an important factor considered by ARMOUR in reaching a decision as to any accounting, auditing or financial reporting issues or (b) any matter that was the subject of a disagreement or a reportable event as set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01:     Financial Statements and Exhibits

(d)	Exhibits:

16.1	Letter from EisnerAmper LLP dated September 29, 2011 to the Securities and Exchange Commission.

99.1	Press Release, dated September 30, 2011.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMOUR RESIDENTIAL REIT, INC.

September 30, 2011	By:	/s/ Jeffrey J. Zimmer
Name: Jeffrey J. Zimmer Title: Co-Chief Executive Officer, President and Co-Vice Chairman

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from EisnerAmper LLP dated September 29, 2011 to the Securities and Exchange Commission.

99.1	Press release, dated September 30, 2011.

 5